U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 23, 2005



                     AMERICAN SECURITY RESOURCES CORPORATION
                     (formerly Kahuna Network Security Inc.)
                  (Formerly Computer Automation Systems, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             000-27419                              75-2749166
             ---------                              ----------
      (Commission File Number)          (I.R.S. Employer Identification No.)


                          9601 Katy Freeway, Suite 220,
                              Houston, Texas, 77024
          (Address of principal executive offices including zip code)


                                  713-465-1001
              (Registrant's telephone number, including area code)





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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Robert C. Farr was elected President and COO by the Board of Directors on Wednesday, November 23, 2005, to fill the vacancy created by the retirement of Joe Grace.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN SECURITY RESOURCES CORPORATION




                                      By: /s/Frank Neukomm
                                         -----------------------------------
                                         Frank Neukomm, Chairman of the Board


DATE:    November 28, 2005